UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 15, 2024
Date of Report (date of earliest event reported)

BlackBerry Limited
(Exact name of registrant as specified in its charter)

Canada			001-38232	98-0164408
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

2200 University Ave East
Waterloo	Ontario	Canada		N2K 0A7
(Address of Principal Executive Offices)				(Zip Code)
(519) 888-7465
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	BB	New York Stock Exchange
Common Shares	BB	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry Into a Material Definitive Agreement.

On December 15, 2024, BlackBerry Limited (the “Company”) entered into an Equity and Asset Purchase Agreement (the “Equity and Asset Purchase Agreement”) with Arctic Wolf Networks, Inc. (“Arctic Wolf”) and certain subsidiaries of the Company and Arctic Wolf, pursuant to which and upon the terms and subject to the conditions described therein, Arctic Wolf will acquire the Company’s Cylance® endpoint security assets for a purchase price consisting of $160 million of cash, subject to certain purchase price adjustments set forth in the Equity and Asset Purchase Agreement (the “Cash Consideration”), and 5.5 million common shares in Arctic Wolf (the “Equity Consideration”). After giving effect to the purchase price adjustments to the Cash Consideration, the Company will receive approximately $80 million of the Cash Consideration and the Equity Consideration at closing of the transaction, and approximately $40 million of the Cash Consideration on the one-year anniversary of closing.

The Equity and Asset Purchase Agreement contains customary representation, warranties, covenants and indemnification made by the Company and Arctic Wolf. In addition, the Equity and Asset Purchase Agreement provides that, on the closing date of the transaction, the Company and Arctic Wolf will enter into (i) a non-exclusive patent license agreement, (ii) a partner agreement pursuant to which the Company will agree to resell certain products and services of Arctic Wolf, and (iii) a strategic customer support agreement, pursuant to which Arctic Wolf will agree to provide certain customer support services to the Company.

Completion of the transaction is conditional upon the provision of customary closing deliverables and satisfaction of customary conditions.

Item 8.01 Other Events

On December 16, 2024, the Company and Arctic Wolf issued a joint press release announcing the entry into the Equity and Asset Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of certain securities laws, including under the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws, including statements regarding the proposed transaction between the Company and Arctic Wolf, the amounts and types of consideration BlackBerry will receive in connection therewith, the anticipated timing and results of the proposed transaction, the potential benefits of the proposed transaction for the Company’s customers and shareholders, the expectations and beliefs of the Company, and other statements that are not historical facts.

The words “expect”, “anticipate”, “estimate”, “may”, “will”, “should”, “could”, “intend”, “believe”, “target”, “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are based on the Company’s current plans, objectives, estimates, assumptions, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond the Company’s control. Many factors could cause actual achievements with respect to the transaction and the timing of events to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, risks and uncertainty associated with Arctic Wolf’s and the Company’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all; risks and uncertainties related to the satisfaction of conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement relating to the proposed transaction; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the proposed transaction on the market price of the Company’s common shares; failure to realize the expected benefits of the proposed transaction, including risks associated with the payment of consideration post-closing and the availability of funds therefor and risks related to the value of Arctic Wolf’s common shares; risks related to future opportunities and plans for the Company’s business, including its Secure Communications portfolio, and results of the Company following completion of the proposed transaction; the risk of litigation in connection with the proposed transaction, including resulting expense or delay; significant transaction costs and/or unknown or inestimable liabilities; risks related to diverting the attention of the Company’s management from ongoing business operations; risks related to the proposed transaction disrupting the Company’s operations and making it more difficult to conduct business as usual or for the Company to maintain relationships with customers, resellers, channel partners or other third parties; adverse economic, geopolitical and environmental conditions; and other risks and uncertainties affecting the Company, including those described from time to time under the caption “Risk Factors” and elsewhere in the Company filings with the Securities and Exchange Commission, including those discussed in the Company’s Annual Report on Form 10-K and the “Cautionary Note Regarding Forward-Looking Statements” section of the Company’s

MD&A (copies of which filings may be obtained at www.sedar.com or www.sec.gov). All of these factors should be considered carefully and readers should not place undue reliance on the Company’s forward-looking statements. Moreover, other risks and uncertainties of which the Company is not currently aware may also affect its forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated.

The forward-looking statements made in this Current Report on Form 8-K are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates. The Company has no intention and undertakes no obligation, and expressly disclaims any obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

EXHIBIT INDEX

Exhibit	Description
99.1	Press release issued by BlackBerry Limited dated December 16, 2024
104	Cover Page Interactive Data File (formatted as inline XBRL).
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackBerry Limited

Date:	December 16, 2024	By:	/s/ Tim Foote
			Name:	Tim Foote
			Title:	Chief Financial Officer